THE FIRST TRUST (registered trademark) SPECIAL SITUATIONS TRUST, SERIES 137

       THE FIRST TRUST CORPORATE INCOME TRUST (HIGH YIELD)
                     INTERMEDIATE SERIES 12

       Supplement to the Prospectus dated January 17, 1996

Notwithstanding anything to the contrary in the Prospectus, any broker/dealer or bank who purchases 100,000 or more Units of the Trust subsequent to the Initial Date of Deposit will receive a per Unit concession or agency commission of 3.4% of the Public Offering Price.

February 27, 1996